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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-04058
The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

4 Embarcadero Center, 30th Floor, San Francisco, CA	94111

(Address of principal executive offices)	(Zip code)
Lawrence G Altadonna — 1345 Avenue of the Americas, New York 10105

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: June 30, 2011
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

Semi-Annual Report
December 31, 2010

Contents
Portfolio Manager’s Report	1-3
Performance & Statistics	4
Schedule of Investments	5-7
Statement of Assets and Liabilities	8
Statement of Operations/Statement of Changes	9
Notes to Financial Statements	10-15
Stockholder Meeting Results/Proxy Voting Policies & Procedures	15
Financial Highlights	16
Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements	17-18

The Korea Fund, Inc. Portfolio Manager’s Report
December 31, 2010 (unaudited)

During the July to December 2010 period, the KOSPI rallied strongly, climbing 20.78% in KRW terms and 30.03% in USD terms. For the calendar year, the KOSPI was up 21.88% in KRW terms and 25.06% in USD terms. Confidence remained high in the market as policy makers remained largely supportive of the economy and the fear of a double dip recession in the US started to dissipate. In terms of flow, domestic mutual funds continued to see redemptions; however, this was met by a wave of foreign buying that accelerated after the US Federal Reserve’s decision to launch a second phase of quantitative easing was confirmed in November.

There was temporary market disruption in November when European credit risk worries coincided with North Korean provocation. On November 23, North Korea fired mortars at the Yeonpyeong Island off the west coast of South Korea. This was an unprecedented event for North Korea to attack South Korean civilian territory. Despite the seriousness of the issue, its impact on the South Korean stock market and KRW was rather muted, as the KOSPI dropped merely 0.15% on the day following the provocation. We believe a full-blown war is highly unlikely as North Korea wants to survive, but the shelling has triggered a general response among South Koreans to demand a tougher stance against the North. We believe uncertainties will remain over the next few years along with the power transition in North Korea from Kim Jung Il to his youngest son Kim Jung Un. More serious talks and thoughts on a potential reunification between the Koreas are also likely to emerge in the coming years. As of now, however, “status quo” remains and therefore the economic fundamentals have not changed for South Korea. Also, North Korea quickly changed its stance to being more cooperative to the international community after the latter strongly condemned North Korea’s provocation.

During the period, the macro economy continued to gain strength. External demand remained strong, paving the way for a solid finish to 2010. Overall we expect that second half 2010 GDP growth could surprise the market with stronger than expected results.

Fund’s Performance

During the second half of 2010, the total return of the Korea Fund, Inc. on NAV basis was 26.73% (net of fees). The share price performance was up 27.79% during the reporting period, closing at USD 44.11 per share and representing a discount of 9.13% to NAV.

Performance Attribution Review

During the second half of 2010, our bottom up stock selection in the consumer staples and information technology sectors contributed positively to the Fund’s performance.

On the other hand, our stock selection in the consumer discretionary sector detracted from the Fund’s performance. The Fund outperformed the benchmark in the third quarter 2010 but

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 1

The Korea Fund, Inc. Portfolio Manager’s Report
December 31, 2010 (unaudited) (continued)

underperformed the benchmark in the fourth quarter 2010. The underperformance in the fourth quarter was mainly due to the Fund’s overweight position in mid-small cap stocks, which experienced significant underperformance towards the end of the year, as well as stocks with growth-style qualities, which negatively impacted the Fund as it is geared towards a growth-style.

Market Outlook

After an astounding recovery in 2009 and better than expected performance in 2010, amid policy tightening worries and European credit risk, we expect another solid growth story in 2011.

The global recession has turned out to be a chance for Korean exporters to increase their market share. Autos and IT hardware companies enjoyed strong global market share expansion. The major heavy engineering companies are also aggressively expanding their global presence. That strong performance resulted in more than 83% corporate earnings growth in 2010 as well as a record high utilization level for Korean companies. Hence, we believe 2011 growth will be mostly driven by corporate investing. Korean companies are generally equipped with lean balance sheets from conservative capital management since the financial crisis. The low interest rate environment and the Korean government’s (hereafter, “Government”) extended tax credits are all very supportive for expansion. We believe cyclical sectors such as automobile, shipbuilding, machinery, oil refinery, and construction will lead the capital expenditure (“CAPEX”) cycle whereas the technology sector may have to undergo inventory adjustment for a little longer. We are also positive for CAPEX heavy industries as companies with high fixed costs generally enjoy competitive costs when production prices go up during a time of inflation.

We expect the Government to resume spending again. After strong double digit budgetary spending growth in 2008 and 2009, government spending turned negative in 2010 as the economy showed signs of stabilization with less help from the Government. However, the Government is ready to increase budgetary spending in 2011 as it recently announced a 5.7% increase in budgetary planning. We believe this spending increase could well go into 2012 ahead of the presidential election. This will then in turn create strong domestic demand further supporting economic growth.

One of the key risk factors for 2011 is inflationary pressure. On top of Korea’s growing commodity demands, rising nominal wages and housing rents are adding to inflation pressures. Nonetheless, we expect that the Bank of Korea’s rate hike, together with sector-specific tightening measures, could contain inflationary risk while avoiding over tightening and choking growth.

2 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc. Portfolio Manager’s Report
December 31, 2010 (unaudited) (continued)

Based on our view of continued recovery in 2011, we believe the stock market will enjoy further upside from here. We expect continued corporate earnings growth will support the fundamental strength of the market. If there is faster than expected demand growth from developed markets, there is upside risk for a growth forecast given Korea is export-geared economy. Should developed market demand disappoint, Korean companies will still be able to absorb negative impact better than in the past as they have increased presence in new markets such as South America, Middle East, and Africa on top of already solid positions in China and Southeast Asian markets.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 3

The Korea Fund, Inc. Performance & Statistics
December 31, 2010 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year

Market Price	27.79%	24.88%	5.32%	18.82%
Net Asset Value (“NAV”)(2)	26.73%	23.71%	3.62%	16.45%
KOSPI(3)	30.03%	25.06%	5.78%	16.41%
MSCI Korea (Total Return)(4)	32.18%	26.74%	7.60%	19.58%
MSCI Korea (Price Return)(4)	31.98%	25.29%	6.24%	17.95%

Premium (Discount) to NAV:
December 31, 2000 to December 31, 2010

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$44.11

NAV	$48.54

Discount to NAV	(9.13)%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	12.7%

Hyundai Heavy Industries Co., Ltd.
Shipbuilding and heavy machinery manufacturer	6.4%

KB Financial Group, Inc.
Financial holding company	4.1%

Hyundai Motor Co.
Manufacturer of automobiles	3.8%

Shinhan Financial Group Co., Ltd.
Provides financial products and services	3.5%

Lotte Shopping Co., Ltd.
Department store chain operator	3.3%

Samsung SDI Co., Ltd.
Manufacturer of digital display devices	3.0%

Daewoo Shipbuilding & Marine Engineering Co., Ltd.
Naval and commercial shipbuilder	3.0%

Kia Motors Corp.
Manufacturer of automobiles	3.0%

Samsung Life Insurance Co., Ltd.
Life insurance and annuity products and services	2.9%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2)	See Note 8 in the Notes to Financial Statements.

(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

(4)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of dividend tax withholding) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

4 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc. Schedule of Investments
December 31, 2010 (unaudited)

Shares		Value
COMMON STOCK–98.6%
	Automobiles–6.8%
124,465	Hyundai Motor Co.	$19,003,240
334,560	Kia Motors Corp.	14,902,658

		33,905,898

	Capital Markets–2.6%
567,720	Daewoo Securities Co., Ltd.	13,115,249

	Chemicals–6.3%
47,270	Honam Petrochemical Corp.	11,193,721
33,970	LG Chemical Ltd.	11,696,239
28,050	OCI Co., Ltd.	8,139,374

		31,029,334

	Commercial Banks–8.7%
366,501	Daegu Bank Ltd.	5,025,265
390,417	KB Financial Group, Inc.	20,533,746
377,362	Shinhan Financial Group Co., Ltd.	17,546,957

		43,105,968

	Commercial Services & Supplies–1.2%
124,233	Korea Plant Service & Engineering Co., Ltd.	5,740,184

	Construction & Engineering–5.2%
186,610	Hyundai Engineering & Construction Co., Ltd.	11,884,394
81,890	Samsung Engineering Co., Ltd.	13,840,693

		25,725,087

	Diversified Telecommunication Services–1.2%
145,478	KT Corp.	5,908,238

	Electric Utilities–1.6%
299,400	Korea Electric Power Corp.(b)	7,965,985

	Electronic Equipment, Instruments & Components–3.9%
146,099	Interflex Co., Ltd.	4,262,249
102,150	Samsung SDI Co., Ltd.	15,078,765

		19,341,014

	Food Products–0.5%
1,965	Lotte Confectionery Co., Ltd.	2,610,997

	Hotels, Restaurants & Leisure–3.3%
420,670	Hotel Shilla Co., Ltd.	10,271,620
192,077	Modetour Network, Inc.	5,996,394

		16,268,014

	Household Durables–2.6%
123,490	LG Electronics, Inc.	12,810,965

	Household Products–2.2%
31,950	LG Household & Health Care Ltd.	10,985,728

	Industrial Conglomerates–2.4%
153,887	LG Corp.	11,824,582

	Insurance–3.5%
15,744	Samsung Fire & Marine Insurance Co., Ltd.	3,115,261
159,963	Samsung Life Insurance Co., Ltd.	14,459,609

		17,574,870

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 5

The Korea Fund, Inc. Schedule of Investments
December 31, 2010 (unaudited) (continued)

Shares		Value
	Internet & Catalog Retail–1.8%
100,311	Hyundai Home Shopping Network Corp.(b)	$9,059,721

	Machinery–9.4%
468,330	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	14,962,265
81,010	Hyundai Heavy Industries Co., Ltd.	31,574,962

		46,537,227

	Metals & Mining–5.3%
88,950	Hyundai Steel Co.	9,743,742
9,910	Korea Zinc Co., Ltd.	2,413,585
32,854	POSCO	14,034,909

		26,192,236

	Multi-line Retail–4.1%
408,740	Hyundai Greenfood Co., Ltd.	4,051,327
38,760	Lotte Shopping Co., Ltd.	16,151,055

		20,202,382

	Oil, Gas & Consumable Fuels–2.9%
250,693	GS Holdings	14,377,828

	Pharmaceuticals–2.0%
93,235	Dong-A Pharmaceutical Co., Ltd.	10,104,771

	Semiconductors & Semiconductor Equipment–14.7%
260,312	Duksan Hi-Metal Co., Ltd.(b)	4,649,129
75,257	Samsung Electronics Co., Ltd.	62,849,821
176,692	Silicon Works Co., Ltd.(b)	5,197,907

		72,696,857

	Software–3.4%
145,192	Gamevil, Inc.(b)	3,491,265
335,493	Neowiz Games Corp.(b)	13,550,877

		17,042,142

	Textiles, Apparel & Luxury Goods–1.2%
86,588	Fila Korea Ltd.(b)	5,966,324

	Trading Companies & Distributors–0.9%
61,930	Samsung C&T Corp.	4,299,820

	Wireless Telecommunication Services–0.9%
27,634	SK Telecom Co., Ltd.	4,215,619

	Total Common Stock (cost–$332,299,319)	488,607,040

6 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc. Schedule of Investments
December 31, 2010 (unaudited) (continued)

Principal
Amount
(000s)		Value
	Time Deposits–0.1%
	Brown Brothers Harriman & Co.–Grand Cayman,
HKD 19	0.005%,1/3/11	$2,411
¥964	0.005%,1/3/11	11,872
£26	0.068%,1/3/11	41,216
	Citibank–London,
$510	0.03%,1/3/11	509,966
€46	0.08%,1/3/11	61,752

	Total Time Deposits (cost–$631,749)	627,217

	Total Investments (cost–$332,931,068) (a)–98.7%	489,234,257
	Other assets less liabilities–1.3%	6,153,986

	Net Assets–100%	$495,388,243

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $460,865,227, representing 93.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.

Glossary:
£–British Pound
€–Euro
HKD–Hong Kong Dollar
¥–Japanese Yen

See accompanying Notes to Financial Statements ï 12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 7

The Korea Fund, Inc. Statement of Assets and Liabilities
December 31, 2010 (unaudited)

Assets:
Investments, at value (cost–$332,931,068)	$489,234,257

Foreign currency, at value (cost–$13,552,599)	13,680,054

Dividends and interest receivable (net of foreign withholding taxes)	3,014,107

Securities lending income receivable, including income from invested cash collateral (net of rebates)	12,795

Prepaid expenses	60,626

Total Assets	506,001,839

Liabilities:
Payable for investments purchased	5,991,477

Dividends payable to stockholders	3,061,673

Contingent loss for securities lending (See Note 1(h))	866,705

Investment management fees payable	302,127

Accrued expenses	391,614

Total Liabilities	10,613,596

Net Assets	$495,388,243

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 10,205,577 shares issued and outstanding)	$102,056

Paid-in-capital in excess of par	330,696,487

Dividends in excess of net investment income	(2,516,490)

Accumulated net realized gain	11,563,330

Net unrealized appreciation of investments, foreign currency transactions and contingent loss for securities lending	155,542,860

Net Assets	$495,388,243

Net Asset Value Per Share	$48.54

8 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations/Statement of Changes
Statement of Operations Six Months ended December 31, 2010 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $693,987)	$3,511,993

Securities lending income, including income from invested cash collateral (net of rebates)	125,363

Interest (net of foreign withholding taxes of $5,226)	34,531

Total Investment Income	3,671,887

Expenses:
Investment management fees	1,678,829

Custodian fees	255,483

Legal fees	160,793

Directors’ fees and expenses	148,278

Insurance expense	92,817

Stockholder communications	63,848

Audit and tax services	61,824

Accounting agent fees	29,281

New York Stock Exchange listing fees	14,281

Transfer agent fees	11,067

Miscellaneous	27,755

Total Expenses	2,544,256

Net Investment Income	1,127,631

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	47,755,858

Foreign currency transactions	1,164,689

Net change in unrealized appreciation/depreciation of:
Investments	54,809,516

Foreign currency transactions	189,428

Contingent loss for securities lending	37,927

Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	103,957,418

Net Increase in Net Assets Resulting from Investment Operations	$105,085,049

	Six Months ended
	December 31, 2010	Year ended
Statement of Changes	(unaudited)	June 30, 2010
Investment Operations:
Net investment income	$1,127,631	$209,965

Net realized gain on investments and foreign currency transactions	48,920,547	49,466,410

Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	55,036,871	44,813,323

Net increase in net assets resulting from investment operations	105,085,049	94,489,698

Dividends to Stockholders from Net Investment Income	(3,061,673)	—

Capital Stock Transactions:
Cost of shares repurchased	—	(8,332,600)

Total increase in net assets	102,023,376	86,157,098

Net Assets:
Beginning of period	393,364,867	307,207,769

End of period (including dividends in excess of net investment income of $(2,516,490) and $(582,448), respectively)	$495,388,243	$393,364,867

Shares Activity:
Shares outstanding, beginning of period	10,205,577	10,446,041

Shares repurchased	—	(240,464)

Shares outstanding, end of period	10,205,577	10,205,577

See accompanying Notes to Financial Statements ï 12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 9

The Korea Fund, Inc. Notes to Financial Statements
December 31, 2010 (unaudited)

1. Organization and Significant Accounting Policies
The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has 200 million of $0.01 par value per share of common stock authorized.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges
•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities,

10 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc. Notes to Financial Statements
December 31, 2010 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

the Fund utilized the estimation of the price that would have prevailed in a liquid market for a foreign equity given information available at time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for level 2 and level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. to the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2010 in valuing the Fund’s assets and liabilities is listed below:

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	12/31/10

Investments in Securities—Assets
Common Stock:
Food Products	$2,610,997	—	—	$2,610,997
Internet & Catalog Retail	9,059,721	—	—	9,059,721
Pharmaceuticals	10,104,771	—	—	10,104,771
Textiles, Apparel & Luxury Goods	5,966,324	—	—	5,966,324
All Other	—	$460,865,227	—	460,865,227
Time Deposits	—	627,217	—	627,217

Total Investments	$27,741,813	$461,492,444	—	$489,234,257

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2010.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are recorded on the identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 11

The Korea Fund, Inc. Notes to Financial Statements
December 31, 2010 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea
The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of December 31, 2010, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the “FSC”) before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank or 15% of the outstanding voting shares of a regional bank and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund’s holdings in SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of December 31, 2010.

(f) Dividends and Distributions
The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

12 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc. Notes to Financial Statements
December 31, 2010 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2010, the exchange rate for Korean Won was WON 1,134.90 to U.S. $1.

(h)  Securities Lending
The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. The Fund did not have any securities on loan, as of December 31, 2010.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund may be subject to losses on investments in certain Lehman Brothers securities held in CR.

2. Principal Risks
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market price risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various other risks such as, but not limited to, foreign currency risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, RCM Asia Pacific Limited (the

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 13

The Korea Fund, Inc. Notes to Financial Statements
December 31, 2010 (unaudited) (continued)

2. Principal Risks (continued)

“Sub-Adviser”), an affiliate of RCM Capital Management LLC (the “Investment Manager”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Adviser/Sub-Administrator
The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2010, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities
During the six months ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $234,946,582 and $228,233,973, respectively.

5. Income Tax Information
The cost basis of portfolio securities for federal income tax purposes was $332,934,859. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $159,912,074; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $3,612,676; and net unrealized appreciation for federal income tax purposes was $156,299,398. The difference between book and tax cost is attributable to wash sales.

6. Discount Management Program
In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allows the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. The share repurchase program has no time limit. The Fund did not repurchase shares during the six months ended December 31, 2010. For the year ended June 30, 2010, the Fund repurchased 240,464 shares of common stock on the open market at a total cost, inclusive of commissions, of $8,332,600 at a per-share weighted average discount to net asset value of approximately 10.90%.

7. Reverse Stock Split
On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. All prior year per share information in the Financial Highlights were previously restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

14 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

The Korea Fund, Inc.	Notes to Financial Statements/Stockholder Meeting Results/Proxy Voting Policies & Procedures December 31, 2010 (unaudited) (continued)

8. Fund Shares Issued
On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights were previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total investment return, net assets, ratios or portfolio turnover presented in the Financial Highlights. Net asset value total return for periods that include December 2008 and January 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date. In addition, the Fund adjusted its net asset value on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership
At December 31, 2010, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 35% and 10%, respectively, of the Fund’s outstanding shares.

10. Legal Proceedings
The disclosure below relates to the Sub-Administrator, certain of its affiliates and their employees. The Investment Manager, the Sub-Adviser and the Sub-Administrator believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange omission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Sub-Administrator serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Sub-Administrator and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Sub-Administrator and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits Concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.
Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 27, 2010. Stockholders voted as indicated below:

	Affirmative	Against	Withheld Authority

Re-election of Julian Reid — Class I to serve until 2013	7,530,164	189,208	46,204
Re-election of Christopher Russell — Class I to serve until 2013	7,540,116	178,705	46,755
Messrs. Ronaldo A. da Frota Nogueira, Richard A. Silver and Kesop Yun continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 15

The Korea Fund, Inc. Financial Highlights
For a share of stock outstanding throughout each period:

	Six Months
	ended
	December 31,		Year ended June 30,
	2010
	(unaudited)		2010	2009		2008*	2007*	2006*
Net asset value, beginning of period	$38.54		$29.41	$53.03		$99.38	$90.73	$67.93

Investment Operations:
Net investment income	0.11		0.02	0.07	(1)	0.26 (1)	0.89 (1)	0.77 (1)

Net realized and change in unrealized gain/loss on investments, contingent loss for securities lending, redemptions-in-kind, investments in Affiliates and foreign currency transactions	10.19		9.01	(19.47)		(5.11)	24.19	23.09

Total from investment operations	10.30		9.03	(19.40)		(4.85)	25.08	23.86

Dividends and Distributions to Stockholders from:
Net investment income	(0.30)		—	—		(0.40)	(1.05)	(1.17)

Net realized gains	—		—	(21.08)		(40.24)	(15.57)	(0.82)

Total dividends and distributions to stockholders	(0.30)		—	(21.08)		(40.64)	(16.62)	(1.99)

Common Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	—		0.10	16.86		(0.86)	0.19	0.93

Net asset value, end of period	$48.54		$38.54	$29.41		$53.03	$99.38	$90.73

Market price, end of period	$44.11		$34.74	$27.43		$49.89	$92.42	$84.81

Total Return: (2)
Net asset value	26.73%		31.04%	(35.13	)%(3)	(14.69)%	31.08%	36.50%

Market price	27.79%		26.65%	(34.43)%		(9.61)%	32.39%	35.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$495,388		$393,365	$307,208		$553,907	$1,033,216	$1,048,087

Ratio of expenses to average net assets	1.12	%(4)	1.19%	1.43%		1.06%	0.96%	0.89%

Ratio of net investment income to average net assets	0.50	%(4)	0.05%	0.23%		0.31%	0.99%	0.90%

Portfolio turnover	53%		89%	80%		38%	50%	9%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.
(3)	See Note 8 in the Notes to Financial Statements.
(4)	Annualized.

16 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10 ï See accompanying Notes to Financial Statements

The Korea Fund, Inc.	Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Board of Directors approved the renewal of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser on October 26, 2010. The Board’s considerations in approving the Agreements are set forth below.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager, the Sub-Adviser and Mercer Investment Consulting Limited, the Board’s independent investment consultant (“Mercer”), which included, among other items: (i) data supplied by Lipper Inc., a leading third party provider of mutual fund information (“Lipper”) on the total return investment performance of the Fund for various time periods and the investment performance of a peer group of funds, (ii) information provided by Mercer on the investment performance of a 14-member peer group comprised of U.S. and non-U.S. Korean funds; (iii) information provided by Mercer on the consistency of investment style of the Sub-Adviser and the risk relative to return of the Fund’s investment portfolio; (iv) information provided by Lipper on the Fund’s management fees and total expenses and the management fees and total expenses of a peer group of funds, (v) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and Sub-Adviser, including open-end funds and other clients, (vi) the profitability to the Investment Manager of its relationship with the Fund, (vii) descriptions of various functions performed by the Investment Manager and Sub-Adviser, such as portfolio management, compliance monitoring and portfolio trading practices, (viii) descriptions of various administrative functions performed for the Fund by the Sub-Administrator, an affiliate of the Investment Manager and Sub-Adviser, pursuant to an agreement between the Investment Manager and the Sub-Administrator, and (ix) information regarding the overall organization of the Investment Manager, Sub-Adviser and Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

Nature, Quality and Extent of Services.  The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, the Investment Manager and Sub-Adviser provide portfolio management services to the Fund and that the Investment Manager provides administrative services to the Fund. The Board observed that the Investment Manager delegates primary portfolio management responsibilities to the Sub-Adviser and primary responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager, Sub-Adviser and Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager, Sub-Adviser and Sub-Administrator.

The Board reviewed the Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper and Mercer. In the course of these deliberations, the Board took into account information provided by the Investment Manager and Sub-Adviser in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. As the Investment Manager assumed management of the Fund effective April 1, 2007 and several months were required to accomplish a repositioning of the Fund’s portfolio, the Board focused on the Fund’s performance during periods beginning no earlier than July 1, 2007. Based on the information provided, the Board noted that the Fund’s performance ranked in the 2nd quartile in the peer group compiled by Lipper for each of the one-month, three-month and one-year periods ended September 30, 2010. The Board observed that there were limitations to the usefulness of the comparative data provided by Lipper, noting that the peer group compiled by Lipper consists of Pacific funds (excluding Japan). The Board also took into account that the Fund’s substantial capital gains distribution in January 2009 and its reinvestment, during a turbulent time in the markets, had a negative effect on the Fund’s performance.

The Board also reviewed the Fund’s performance against a 14-member peer group of Korea funds assembled by Mercer and observed that, for the one-year and three-year periods ended September 30, 2010, the Fund ranked 1st and 8th, respectively, in the peer group assembled by Mercer. In connection with this review, the Board noted that the peer group assembled by Mercer contains funds registered under the Investment Company Act of 1940 and entities that are not so registered and that certain of the entities of this peer group are subject to different regulatory regimes than the Fund and may calculate their performance using different methods, all of which may affect the performance of such entities reported to the Board.

In addition, the Board observed that the Fund’s total return performance (based on net assets) outperformed its KOSPI benchmark and the MSCI Korea Index (Total Return and Price Return) for the one-year period ended September 30, 2010, but underperformed its KOSPI benchmark and the MSCI Korea Index (Total Return and Price Return) for the three-year period ended September 30, 2010.

12.31.10 ï The Korea Fund, Inc. Semi-Annual Report 17

The Korea Fund, Inc.	Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

On the basis of this evaluation, the ongoing review of investment results by the Board, and the Board’s discussions with its Consultant and personnel of the Investment Adviser and the Sub-Adviser, the Board concluded that the nature, quality and extent of services provided by Investment Manager, Sub-Adviser and Sub-Administrator was sufficient to support renewal of the Agreements.

Fees and Expenses.  The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule and total expense ratio, and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by the Fund were the lowest of the peer group compiled by Lipper (based on the management fees paid by the Fund for the Fund’s fiscal year ended June 30, 2010). The Board also considered the management fees charged by the Investment Manager and Sub-Adviser to other clients, including open-end funds with investment strategies comparable to that of the Fund, and noted that the management fees paid by the Fund and paid by the Investment Manager to the Sub-Adviser were generally lower than the fees paid by such clients of the Investment Manager and Sub-Adviser, as the case may be. With respect to the sub-advisory fee and sub-administration fee paid to the Sub-Adviser and Sub-Administrator, respectively, the Board noted that the fees are paid by the Investment Manager out of its fee and not directly by the Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers. The Board noted that the Fund’s total operating expenses were lower (1st quartile) than the median for the peer group compiled by Lipper (based on the operating expenses of the Fund for the Fund’s fiscal year ended June 30, 2010).

The Board noted that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from the Fund’s growth other than through capital gain. The Board decided to reconsider the management fee breakpoint levels in the future should the Fund’s assets grow substantially or should there be an opportunity to raise new money.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager, Sub-Adviser and Sub-Administrator.

Profitability.  The Board reviewed detailed information regarding revenues received by the Investment Manager under the Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Adviser and Sub-Administrator are affiliates of the Investment Manager and are paid by the Investment Manager and, therefore, did not consider their profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by Investment Manager in connection with the management of the Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates.  The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to the Fund. The Board also considered benefits to the Sub-Adviser related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager, Sub-Adviser and Sub-Administrator related to the Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance.  The Board considered the significant attention and resources dedicated by the Investment Manager, Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and Sub-Adviser’s chief compliance officers; and (ii) the substantial commitment of resources by the Investment Manager, Sub-Adviser and Sub-Administrator to compliance matters.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

18 The Korea Fund, Inc. Semi-Annual Report ï 12.31.10

Directors	Officers

Julian Reid Chairman of the Board of Directors Ronaldo A. da Frota Nogueira Christopher Russell Richard A. Silver Kesop Yun	Robert Goldstein
  President & Chief Executive Officer
Brian S. Shlissel
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Secretary & Chief Legal Officer
Lawrence G. Altadonna
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Lagan Srivastava
Assistant Secretary
Investment Manager/Administrator
RCM Capital Management LLC
555 Mission Street, Suite 1700
San Francisco, CA 94105

Sub-Adviser
RCM Asia Pacific Limited
21st Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Sub-Administrator
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123110

AGI-2011-01-26-0354

ITEM 2.	CODE OF ETHICS
Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT
Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS
(a)	The registrant’s Schedule of Investments is included as part of the report to Shareholders filed under Item 1 of this form.
(b)	Not applicable due to no such divestments during the period covered since the previous Form N-CSR filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant change in the registrant’s internal control (over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS
(a) (1) Not applicable
(a) (2) Exhibit 99. Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) The Korea Fund, Inc.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date: March 4, 2011

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date: March 4, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date: March 4, 2011

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date: March 4, 2011